                                                                   EXHIBIT 99.33


DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001





In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete. Nicholas J. Davison


/s/ Nicholas J. Davison
----------------------------
Nicholas J. Davison
Senior Vice President




Randall L. Talcott
----------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS

 Attachment 1             Summary of Bank and Investment Accounts

 Attachment 2             Schedule of Receipts and Disbursements

 Attachment 3             Bank and Investment Account Statements

 Attachment 4             Income Statement

 Attachment 5             Balance Sheet

 Attachment 6             Summary of Due To/Due From Intercompany Accounts

 Attachment 7             Accounts Receivable Aging

 Attachment 8             Accounts Payable Detail

 Attachment 9             Notes to November Monthly Operating Report

   20-Jan-02            Summary Of Bank And Investment Accounts          Attachment 1
   10:03 AM                          DQSC II. Inc.
 Summary                        Case No: 01-10974 (EIK)                     Unaudited
 DQSC II, Inc.       For Period Of 23 October - 30 November. 2001

                                    Balances
                         -------------------------------    Receipts &      Bank
                             Opening         Closing        Disbursements   Statements    Account
Account                  As Of 10/23/01   As Of 11/30/01    Included        Included      Reconciled
-------                  --------------   --------------    -------------   ----------    ----------
No Bank Or Investment           NA              NA               NA             NA            NA
Accounts

 20-Jan-02              Receipts & Disbursements                   Attachment 2
 1:13 PM                       DQSC II Inc.
Summary                  Case No: 01-10974 (EIK)
DQSC II, Inc.     For Period Of 23 October- 30 November. 2001
Attach 2&3



         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

 20-Jan-02         Concentration & Investment Account Statements   Attachment 3
 1:13 PM                           DQSC II, Inc.
Summary                       Case No: 01-10974 (EIK)
DQSC II, Inc.       For Period Of 23 October - 30 November. 2001
Attach 2&3


             No Statements Due To No Concentration Or Investment Accounts

                                                                   Attachment 4

                                AMCV US SET OF BOOKS    Date: 21-JAN-02 18:30:27
                                  INCOME STATEMENT                       Page: 1
                               Current Period: NOV-01
currency USD
Company=60 (DELTA QUEEN SC II)

                                                                 PTD-Actual
                                                                   NOV-01
                                                                 ----------
  Revenue
  Gross Revenue                                                       0.00
  Allowances                                                          0.00
                                                                 ---------
  Net Revenue                                                         0.00
  Operating Expenses
   Air                                                                0.00
   Hotel                                                              0.00
   Commissions                                                        0.00
   Onboard Expenses                                                   0.00
   Passenger Expenses                                                 0.00
   Vessel Expenses                                                    0.00
   Layup/Drydock Expense                                              0.00
   Vessel Insurance                                                   0.00
                                                                 ---------
   Total Operating Expenses                                           0.00
                                                                 ---------
   Gross Profit                                                       0.00
  SG&A Expenses
   Sales & Marketing                                                  0.00
   Pre-Opening Costs                                                  0.00
                                                                 ---------
   Total SG&A Expenses                                                0.00
                                                                 ---------
   EBITDA                                                             0.00
   Depreciation                                                       0.00
   Operating Income                                                   0.00
   Other Expense/(Income)
   Interest Income                                                    0.00
   Interest Expense                                                   0.00
   Equity in Earnings for Sub                                   (13,428.75)
                                                                 ---------
   Total Other Expense/(Income)                                  13,428.75
                                                                 ---------
   Net Pretax Income/(Loss)                                     (13,428.75)
                                                                 ---------
   Income Tax Expense                                                 0.00
                                                                 ---------
   Net Income/(Loss)                                            (13,428.75)
                                                                 ---------

                                                                   Attachment 5

                         AMCV US SET OF BOOKS           Date: 21-JAN-02 15:11:37
                             BALANCE SHEET                               Page: 1
                          Current Period: NOV-01

currency USD
 Company=60 (DELTA QUEEN SC II)

                                            YTD-Actual           YTD-Actual
                                            NOV-01               OCT-01
                                            ----------           ----------
ASSETS
 Cash and Equivalent                              0.00                 0.00
 Restricted Cash                                  0.00                 0.00
 Marketable Securities                            0.00                 0.00
 Accounts Receivable                              0.00                 0.00
 Inventories                                      0.00                 0.00
 Prepaid Expenses                                 0.00                 0.00
 Other Current Assets                             0.00                 0.00
                                            ----------           ----------
     Total Current Assets                         0.00                 0.00
 Fixed Assets                                     0.00                 0.00
 Accumulated Depreciation                         0.00                 0.00
                                            ----------           ----------
     Net Fixed Assets                             0.00                 0.00
 Net Goodwill                                     0.00                 0.00
 Intercompany Due To/From                   (21,361.32)          (21,361.32)
 Net Deferred Financing Fees                      0.00                 0.00
 Net Investment in Subsidiaries             165,123.55           178,552.30
 Other Non Current Assets                         0.00                 0.00
                                            ----------           ----------
     Total Other Assets                     143,762.23           157,190.98
                                            ----------           ----------
     Total Assets                           143,762.23           157,190.98
                                            ----------           ----------

                          AMCV US SET OF BOOKS          Date: 21-JAN-02 15:11:37
                            BALANCE SHEET                                Page: 2
                        Current Period: NOV-01


currency USD
  Company=60 (DELTA QUEEN SC II)

                                                YTD-Actual               YTD-Actual
                                                NOV-01                   OCT-01
                                                ----------               ----------
LIABILITIES
  Accounts Payable                                    0.00                     0.00
  Accrued Liabilities                                 0.00                     0.00
  Deposits                                            0.00                     0.00
                                                ----------               ----------
      Total Current Liabilities                       0.00                     0.00
  Long Term Debt                                      0.00                     0.00
  Other Long Term Liabilities                    (4,904.83) Note 1        (4,904.83)
                                                ----------               ----------
      Total Liabilities                          (4,904.83)               (4,904.83)
OTHER
  Liabilities Subject to Compromise                   0.00                     0.00
                                                ----------               ----------
      Total other                                     0.00                     0.00
OWNER'S EQUITY
  Common Stock                                        0.00                     0.00
  Add'1 Paid In Capital                         600,000.00               600,000.00
  Current Net Income (Loss)                    (194,763.73)             (181,334.98)
  Retained Earnings                            (256,569.21)             (256,569.21)
                                                ----------               ----------
      Total Owner's Equity                      148,667.06               162,095.81
                                                ----------               ----------
      Total Liabilities & Other &               143,762.23               157,190.98
                                                ----------               ----------

                                                                    ATTACHMENT 6

                             DQSB II, INC. 01-10974
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001

                                                                                        BEGINNING                     ENDING
AFFILIATE NAME                               CASE NUMBER             BALANCE              DEBITS       CREDITS       BALANCE
American Classic Voyages Co.                   01-10954            (22,836.06)              --           --        (22,836.06)
AMCV Cruise Operations, Inc.                   01-10967             (1,194.40)              --           --         (1,194.40)
Great AQ Steamboat, L.L.C.                     01-10960                919.60               --           --            919.60
Great Pacific NW Cruise Line, L.L.C.           01-10977                339.49               --           --            339.49
Great River Cruise Line, L.L.C.                01-10963                367.05               --           --            367.05
Great Ocean Cruise Line, L.L.C.                01-10959                877.52               --           --            877.52
Cape Cod Light, L.L.C.                         01-10962                 82.74               --           --             82.74
Cape May Light, L.L.C.                         01-10961                 82.74               --           --             82.74
                                                                   ----------------------------------------------------------
                                                                   (21,361.32)              --           --        (21,361.32)
                                                                   ==========================================================

                                  DQSB II, Inc.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001




                                  Attachment 7


                                 Not Applicable

                                  DQSB II, Inc.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001
                                  Attachment 8


                                 Not Applicable

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.